UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      June 19, 2012 (June 14, 2012)

Crawford & Company

(Exact Name of Registrant as Specified in Its Charter)

Georgia	1-10356	58-0506554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

        1001 Summit Blvd, N.E., Atlanta, Georgia 30319

(Address, Including Zip Code, of Principal Executive Offices)

            (404) 256-0830

(Registrant’s Telephone Number, Including Area Code)

                N/A

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Section 8.01.  Other Events.

On June 14, 2012, Crawford & Company issued a press release announcing that it has entered into a pre-arranged stock repurchase plan for the purpose of repurchasing shares of its Class A common stock in accordance with guidelines specified under Rule 10b5-1 and Rule 10b-18 of the Securities Exchange Act of 1934.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Section 9.01.  Financial Statements and Exhibits.

(d).	Exhibits

Exhibit No.	Description

99.1	Press Release dated June 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ Allen W. Nelson
Name:	Allen W. Nelson
Title:	Executive Vice President—General Counsel & Corporate Secretary

Date: June 19, 2012

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated June 14, 2012